Exhibit 99.1

                             CONFIDENTIAL MEMORANDUM


To:               All Officers of Insight and its Subsidiaries

From:             Sidney R. Knafel
                  Michael S. Willner

Date:             September 16, 2005

Re:               Going Private Transaction
--------------------------------------------------------------------------------

As you are aware, on July 28, 2005, we entered into a merger agreement with Insight Acquisition Corp., a corporation organized by affiliates of The Carlyle Group for the sole purpose of effecting the merger and related transactions. The transaction would have the effect of taking Insight private through the acquisition of all of the outstanding publicly-held shares of Insight. The proposed transaction is not expected to result in a change in the operational aspects of our business. Following consummation of the proposed transaction, we would continue to provide great customer service and state-of-the-art products to our customers.

Consummation of the transaction is subject to stockholder approval (including approval by a majority of the disinterested public stockholders) and the satisfaction of a number of other legal requirements, including rules and regulations issued by the Securities and Exchange Commission. If the proposed transaction is consummated, currently outstanding shares of Insight's common stock, other than certain shares held by certain continuing investors, would be converted into a right to receive a cash payment equal to $11.75 per share, and Insight would be recapitalized and new classes of stock would be issued to our new stockholders.

Insight's records indicate that you presently own the Insight equity set forth on the attached Statement of Equity Holdings. This Statement does not reflect any restricted shares or shares that you may have acquired outside of Insight's plans (such as direct purchase through a broker). If you believe any of this information is incorrect or incomplete, please contact Gerald Isaacs, Human Resources Coordinator, as soon as possible. Attached to the Statement of Equity Holdings are appendices that describe the treatment of equity holdings in the proposed transaction. Certain of these documents also contain brief descriptions of certain federal income tax consequences associated with the going-private proposal. Of course, tax consequences may vary depending upon individual circumstances and these materials are not intended to provide you with tax advice. Accordingly, we urge you to consult with your personal tax adviser regarding your own federal income tax consequences, as well as any state and local tax consequences.

To the extent that you currently own Insight stock options and you remain employed by Insight following the merger, you would be eligible to receive shares of another new series of incentive-based stock of the private company in consideration for future services to be provided by you to Insight.

If the transaction is not approved by the stockholders or does not otherwise close, Insight would continue operating as a public company and your equity holdings would be unaffected.

We have enclosed a Questionnaire requesting information regarding any Insight common stock you or any member of your immediate family may own. The Questionnaire asks you to specify the number of shares of Insight common stock that you own (other than shares held in your 401(k) account) or any member of your family owns. As indicated in the Questionnaire, under the terms of the proposed merger agreement, the number of shares held by officers of Insight and their immediate family must be excluded in determining whether the condition that the merger be approved by a majority of the disinterested stockholders has been satisfied. Please complete the Questionnaire and return it to Elliot Brecher BY NO LATER THAN SEPTEMBER 26, 2005. You should return the completed Questionnaire REGARDLESS of whether you own any Insight stock.

We are also providing you with a copy of the preliminary proxy statement previously filed with the Securities and Exchange Commission ("SEC") that provides detailed information regarding the proposed transaction. The preliminary proxy statement is subject to review by the SEC and the SEC will likely require changes to the proxy statement, some of which may be substantial. However, we believe the description of the proposed merger and the related transactions may be of interest to you and useful.

THIS MEMORANDUM IS NOT A SOLICITATION OF A PROXY OR A SUBSTITUTE FOR ANY PROXY STATEMENT OR OTHER FILINGS THAT WILL BE MADE WITH THE SEC. YOU ARE URGED TO THOROUGHLY REVIEW AND CONSIDER INSIGHT'S PRELIMINARY PROXY STATEMENT FILED WITH THE SEC AND INCLUDED WITH THIS MEMORANDUM AND TO THOROUGHLY REVIEW AND CONSIDER ANY OTHER MATERIAL RELATED TO THE TRANSACTION WHEN FILED WITH THE SEC BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. ANY SUCH DOCUMENTS, ONCE FILED, WILL BE AVAILABLE FREE OF CHARGE AT THE SEC'S WEBSITE (WWW.SEC.GOV) AND FROM INSIGHT. YOU SHOULD NOT PUT UNDUE RELIANCE ON THE PRELIMINARY PROXY STATEMENT, AS IT IS NOT COMPLETE AND REMAINS SUBJECT TO REVIEW BY THE SEC AND INSIGHT AND CHANGES MAY BE SUBSTANTIAL.

                                                              September 16, 2005

                      INSIGHT COMMUNICATIONS COMPANY, INC.

                          STATEMENT OF EQUITY HOLDINGS

                         NAME:
                               ------------------------


I.   CURRENT  OPTION  HOLDINGS  -  SEE  ATTACHED  "STOCK  OPTION  APPENDIX"  FOR
     EXPLANATION

                                                              Cash At Closing
        Current Options            Exercise Price              (before taxes)
     ----------------------    ---------------------    ------------------------









II. NEW PARTICIPATING COMMON STOCK to be granted (subject to specific terms and conditions) after closing - SEE ATTACHED "STOCK OPTION APPENDIX" FOR EXPLANATION

             Shares of Series E
             Non-Voting Common            Participation Level
                   Stock                       Threshold
         ---------------------------    -------------------------







III. 401(K) SHARES - SEE ATTACHED "401(K) APPENDIX" FOR EXPLANATION

           Shares of Class A           Cash to be
             Common Stock             Received in
           Currently Held in       401(k) at Closing
                401(k)
         ----------------------    -------------------

IV.  DEFERRED SHARES - SEE ATTACHED "DEFERRED SHARES APPENDIX" FOR EXPLANATION

            Deferred Shares
             Currently Held
         -----------------------



Note: Any shares held after the closing of the proposed merger will be subject to terms, conditions and restrictions applicable to such shares and any equity or equity based awards made by the Company after the closing will be subject to certain additional terms, conditions and restrictions.

                      INSIGHT COMMUNICATIONS COMPANY, INC.

                           QUESTIONNAIRE FOR OFFICERS


Insight has entered into a merger agreement with Insight Acquisition Corp., an entity organized by affiliates of The Carlyle Group, for the sole purpose of effecting the merger and related transactions. Pursuant to the merger agreement, publicly held shares of Insight's common stock (other than certain shares held by certain continuing investors) will be converted into the right to receive $11.75 per share in cash. The merger agreement, in part, requires that the merger agreement be adopted and approved by a majority of the outstanding share of Insight Class A common stock entitled to vote thereon NOT held by: Insight Acquisition Corp., the continuing investors (or any member of the immediate families thereof); Carlyle or any affiliates thereof; or any officers or directors of Insight (or any member of the immediate families thereof). As an officer of Insight, we are asking you to provide us with the following information in order to comply with this requirement under the merger agreement. You should complete this Questionnaire with care, as Insight will rely on the information supplied by you. If you need more space to complete your response to any question below, please complete your response on a separate sheet of paper and attach it to this Questionnaire. If you have any questions regarding this Questionnaire, you may contact Elliot Brecher at (917) 286-2230.

1. Your Name:
              ------------------------

2. Please indicate below the total number of shares of common stock (other than shares held in your 401(k) account) beneficially owned by you, your spouse or for the benefit (in trust or otherwise) of your minor children or any relative of you or your spouse who shares your home, including any restricted shares owned by you. Review the definition of "beneficial ownership" in Appendix A before answering this question.

     (a)  Total number of shares of common stock (including  restricted shares):

          --------------------

     (b) If you participated in the exchange offer completed in May, 2005, pursuant to which your Insight loan was cancelled in exchange for restricted shares, indicate the total number of shares from line (a) that are restricted shares:
                                      ----------------

     (c) Nature of ownership of shares from line (a) (e.g., individually, through spouse, trust, etc.), and the number of shares held in each such capacity, if more than one capacity:
                                                   -----------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     (d) If held through an account at a broker, bank or other institution, please provide the following information for each such account:

          1.   Name of bank, broker or other institution:
                                                         -----------------------

          2. Exact title of this account as it appears on your Statement (for example, your name):
                                   ---------------------------------------------

          3.   Your Account Number:
                                   -------------------------

          4.   Number of shares held in this account:
                                                     -------------------------





3. Please complete the following table with respect to all purchases, sales and other transactions of Insight's common stock on or after January 1, 2003. If the appropriate response is "none," please so state.


           Nature of Transaction                 Date                Number of Shares            Price Per Share
   -------------------------------------- ------------------- ------------------------------- -----------------------


   -------------------------------------- ------------------- ------------------------------- -----------------------

   -------------------------------------- ------------------- ------------------------------- -----------------------

   -------------------------------------- ------------------- ------------------------------- -----------------------

   -------------------------------------- ------------------- ------------------------------- -----------------------

   -------------------------------------- ------------------- ------------------------------- -----------------------

   -------------------------------------- ------------------- ------------------------------- -----------------------

   -------------------------------------- ------------------- ------------------------------- -----------------------

   -------------------------------------- ------------------- ------------------------------- -----------------------



Please execute the Certification below and return your completed Questionnaire to Elliot Brecher NO LATER THAN SEPTEMBER 26, 2005.


                                  CERTIFICATION

     I hereby certify that to the best of my knowledge and belief, the information given by me in this Questionnaire is correct and complete.

                                          Signature:
                                                    --------------------------
                                          Name:
                                                    --------------------------
                                          Date:
                                                    --------------------------

                                   APPENDIX A

     BENEFICIAL OWNERSHIP. As used in this Questionnaire, the term "beneficial ownership" does not carry its ordinary connotation. Rather, it is a technical term which has been specifically defined by the Securities and Exchange Commission (the "SEC"). The term as defined by the SEC is used in a very broad sense to encompass many situations which might not be thought to confer ownership in the usual sense. It is therefore important to give careful consideration to the definition and the discussion which follows. If you are uncertain whether a particular set of facts warrants a conclusion that you beneficially own securities, please resolve your doubts in favor of reporting the securities in question (and please note that, notwithstanding your reporting of such securities, you may disclaim beneficial ownership of any such reported securities by making an appropriate notation on the Questionnaire if you nevertheless believe that attribution of beneficial ownership to you is unwarranted).

     The SEC has provided the following general definition:

          A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares:

               (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or

               (2) investment power, which includes the power to dispose, or to direct the disposition, of such security.

It should be emphasized that the possession of EITHER voting power OR investment power as described above suffices to confer beneficial ownership.

     To be "beneficially owned," the securities need not be registered in your name. For example, you would ordinarily be considered the beneficial owner of securities held in the name of a family member if you have the power to vote or dispose of such securities, held by a trust of which you are a trustee, held for you in the name of a nominee such as a broker or held by a corporation you control or a partnership of which you are a partner.

     On the other hand, securities would not be beneficially owned by you if you only have the right to receive dividends on, or the sale proceeds of, such securities and do not have or share the power to vote or dispose of them. For example, a beneficiary of the income from securities held in a trust managed by independent trustees would not ordinarily be the beneficial owner of the securities held in the trust.

                              STOCK OPTION APPENDIX

A. VESTED AND UNVESTED "IN THE MONEY" STOCK OPTIONS (I.E., STOCK OPTIONS WITH AN EXERCISE PRICE LOWER THAN THE $11.75 PRICE TO BE PAID FOR INSIGHT SHARES IN THE MERGER)

CASH-OUT. Upon the consummation of the merger, these options (whether vested or unvested) would be canceled in exchange for a cash payment per option share equal to the difference between the exercise price and the $11.75 per share merger price. This cash payment would be taxable to you as ordinary income.

NEW SERIES E SHARES. In addition, after the consummation of the merger, in consideration for future services to be provided by you to Insight, Insight will grant you one (1) share of a new series of Insight stock (Series E) for every share subject to the canceled options. Your shares of Series E stock would be entitled to participate in the per share appreciation of the value of Insight over the $11.75 per share merger price. These shares would be subject to a five
(5) year vesting schedule, as well as certain other terms and conditions which would be contained in a subscription agreement that you would be required to sign as a condition to receiving these shares. In addition, you would be required to enter into a Securityholders Agreement, which would contain, among other provisions, restrictions on the sale or other transfer of Insight stock and certain restrictions on voting rights, but would give shareholders rights to sell their shares as part of certain sale transactions initiated by other specified shareholders. The agreement also would require you to sell your shares in connection with certain future sale transactions.

B. VESTED AND UNVESTED "OUT OF THE MONEY" OPTIONS (I.E., OPTIONS WITH AN EXERCISE PRICE EQUAL TO OR HIGHER THAN THE $11.75 PRICE TO BE PAID FOR INSIGHT SHARES IN THE MERGER).

Upon the consummation of the merger, you would receive no cash payments for these options and they would be canceled.

NEW SERIES E STOCK. After the consummation of the merger, in consideration for future services to be provided by you to Insight, Insight will grant you one (1) share of a new series of Insight stock (Series E) for every share subject to the canceled options. Your shares of Series E stock would be entitled to participate in the per share appreciation of the value of Insight over the exercise price of your canceled options. These shares would be subject to a vesting schedule that mirrors the vesting schedule of the canceled options, so you will be immediately vested in the same number of Series E shares as any option shares that already are vested under the canceled options. The vesting terms, as well as certain other terms and conditions, would be contained in a subscription agreement that you would be required to sign as a condition to receiving these shares. In addition, you would be required to enter into a Securityholders Agreement which would contain, among other provisions, restrictions on the sale or other transfer of Insight stock and certain restrictions on voting rights, but would give shareholders rights to sell their shares as part of certain sale transactions initiated by other specified shareholders. The agreement also would require you to sell your shares in connection with certain future sale transactions.

C.   TAX CONSEQUENCES

Any cash payment you receive for "In The Money" stock options would be taxable to you as ordinary income. Any new Series E shares you receive after the merger that are vested as of the date they are awarded would be taxable as ordinary income as of the date of the award. The amount you would be required to recognize as ordinary income would be based on the fair market value of the Series E shares at the time of the award. Series E shares you receive that are not vested as of the date they are awarded would ordinarily be taxable at the time they become vested unless you make a special election under Internal Revenue Code Section 83(b), which would cause you to recognize ordinary income equal to the fair market value of the Series E shares at the time of the award. Any new Series E shares you receive after the merger are not currently expected to have a significant value at the time of the grant. As a result, there may be advantages to you in making an 83(b) election. The potential advantage to such an election is that future appreciation in the value of the shares from the date of the award (rather than the vesting dates) would be taxable as capital gains on ultimate sale of the shares. In the event that an 83(b) election is made, any depreciation in the value of the shares may be treated as a capital loss upon disposition. However, any forfeiture of the shares may not be treated as a capital loss. You will need to evaluate the potential costs and benefits to making such an election taking your personal circumstances into consideration. Additional information about the Section 83(b) election will be forthcoming. Of course, tax consequences may vary depending on individual circumstances and these materials are not intended to provide you with tax advice. Accordingly, we urge you to consult with your own personal tax advisor regarding your own federal income tax consequences, as well as any state and local tax consequences.

                            DEFERRED SHARES APPENDIX


Holders of deferred shares will not receive any cash in connection with the merger. Upon consummation of the merger, Insight will adjust the terms of the deferred share award agreements so that the holders will be entitled to receive the same number of shares of Insight's new Series C stock, instead of the Class A common stock currently provided for under the deferred shares award agreements. The Series C stock is the same series of stock that would be received by all shareholders who are "rolling over" shares as continuing investors in Insight upon completion of the merger, including Sidney Knafel and Michael Willner. Insight also will modify the awards to provide that the deferral period will continue until the earlier of a change in control of Insight or your termination of employment. The terms of the deferred share awards would otherwise remain unchanged. You should note that the Company is currently considering modifying the terms of these awards to distribute shares only upon the occurrence of a future change in control in order to avoid causing a tax liability at a time when the shares are not liquid. Insight also is considering other changes that may be necessary or advisable as the result of recent changes to certain tax rules applicable to these types of arrangements. We will provide you with further information about such changes.

TAX CONSEQUENCE

You should not recognize taxable income on this adjustment to your deferred share award. You should note that, unrelated to the merger, in 2004, new provisions were added to the Internal Revenue Code that affect deferred compensation arrangements including Insight's deferred share arrangements. As additional guidance is issued by the IRS, further modification of your deferred share arrangements may be required. We will provide you with additional information as developments occur. Of course, tax consequences may vary depending on individual circumstances and these materials are not intended to provide you with tax advice. Accordingly, we urge you to consult your own personal tax advisor regarding your own federal income tax consequences, as well as any state and local tax consequences.

ADDITIONAL AGREEMENTS

To the extent that modifications to the deferred share arrangements are required either as the result of the merger or due to new tax rules, you may be required to execute a new deferred share agreement. In addition, in the event you receive a distribution of shares under the program prior to a change in control, you would be required to enter into a Securityholders Agreement with the other Insight shareholders and Insight. The Securityholders Agreement would contain, among other provisions, restrictions on the sale or other transfer of Insight stock and certain restrictions on voting rights, but would give shareholders rights to sell their shares as part of certain sale transactions initiated by other specified shareholders. The agreement also would require you to sell your shares in connection with certain future sale transactions.

                                 401(K) APPENDIX


Upon consummation of the merger, you would continue to participate in the 401(k) plan. Shares of Insight stock that you currently hold in your 401(k) account, including any fractional shares, would be cashed out in the merger at the merger price of $11.75 per share. That transaction would be tax deferred. You will also receive information regarding the reinvestment of the cash proceeds received into your account.


After the merger, Insight will continue to provide matching contributions in the 401(k) plan. The amount and form of the matching contribution would not be determined until after the closing of the merger by the newly constituted Board of Directors. We do expect, however, that Insight will continue to provide a competitive and attractive matching contribution after closing.